Accounting policies (Tables)	12 Months Ended
Dec. 31, 2022
Accounting policies
Schedule of information used for significant estimates

Policy	Judgment	Estimate	Further information
Deferred tax	Determination of whether sufficient taxable profits will be generated in future years to recover DTA.	Our estimates are based on the five-year revenue and cost forecasts (which include inherent uncertainties).	Note 7
Fair value – financial instruments	Classification of a fair value instrument as level 3, where the valuation is driven by unobservable inputs.	Estimation of the fair value, where it is reasonably possible to have alternative assumptions in determining the FV.	Note 11
Loan impairment provisions	Definition of default against which to apply PD, LGD and EAD models. Criteria for a significant increase in credit risk. Identification of risks not captured by the models.

ECL estimates contain a number of measurement uncertainties (such as the selection of multiple economic scenarios) and disclosures include sensitivities to show impact on other reasonably possible scenarios.

Note 15
Provisions for liabilities and charges

Determination of whether a present obligation exists in respect of customer redress, litigation and other regulatory, property and other provisions.

Legal proceedings often require a high degree of judgment and these are likely to change as the matter progresses.

Provisions remain sensitive to the assumptions used in the estimate. We consider a wide range of possible outcomes. It is often not practical to meaningfully quantify ranges of possible outcomes, given the uncertainties involved.

Note 21

Schedule of estimated useful economic lives
Computer software	3 to 12 years
Other acquired intangibles	5 to 10 years